Exhibit 10.1

UNITED REFINING COMPANY

$365,000,000

10.500% First Priority Senior Secured Notes Due 2018

Purchase Agreement

February 25, 2011

CREDIT SUISSE SECURITIES (USA) LLC

As Representative of the Several Initial Purchasers

c/o Credit Suisse Securities (USA) LLC (“Credit Suisse”)

Eleven Madison Avenue

New York, N.Y. 10010-3629

Ladies and Gentlemen:

United Refining Company, a corporation organized under the laws of Pennsylvania (the “Company”), proposes to issue and sell to the several initial purchasers named in Schedule I hereto (the “Initial Purchasers”), $365,000,000 principal amount of its 10.500% First Priority Senior Secured Notes Due 2018 (the “Notes”). The Notes are to be issued under an indenture, to be dated as of March 8, 2011 (the “Indenture”), among the Company, the Guarantors (as defined herein) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Company’s obligations under the Notes will be severally and jointly guaranteed (the “Guarantees,” and, together with the Notes, the “Securities”) on a senior unsecured basis by each of the guarantors listed on the signature pages hereto (collectively, the “Guarantors,” and together with the Company, the “Issuers”). The Securities will be secured pursuant to the security documents listed on Schedule IV hereto (the “Security Documents”) by a lien on the Collateral (as defined herein). Certain capitalized terms used herein are defined in Section 21 hereof.

The Securities will have the benefit of a registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date (as defined herein), among the Issuers and Credit Suisse, as representative of the Initial Purchasers, pursuant to which the Issuers will agree to register the Securities under the Act subject to the terms and conditions therein specified.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Issuers have prepared a Preliminary Confidential Offering Circular, dated February 22, 2011 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Preliminary Offering Circular”), and a Final Offering Circular, dated February 25, 2011 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Final Offering Circular”). Each of the Preliminary Offering Circular and the Final Offering Circular sets forth certain information concerning the Issuers and the Securities. Each of the Issuers hereby confirms that it has authorized the use of the Disclosure Package, the Final Offering Circular, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers as contemplated by this Agreement, the Disclosure Package and the Final Offering Circular. Unless stated to the contrary, any references herein to the terms “amend”, “amendment” or “supplement” with respect to the Disclosure Package and the Final Offering Circular shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time that is incorporated by reference therein.

1. Representations and Warranties. The Issuers, jointly and severally, represent and warrant to the Initial Purchasers as set forth below in this Section 1.

(a) The Preliminary Offering Circular, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time and on the Closing Date, the Final Offering Circular did not and will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers make no representation or warranty as to the information contained in or omitted from the Preliminary Offering Circular or the Final Offering Circular, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 8(b) hereof.

(b) The Disclosure Package, as of the Execution Time, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of the Initial Purchasers consists of the information described as such in Section 8(b) hereof.

(c) None of the Issuers, their Affiliates, or any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Act.

(d) None of the Issuers, their Affiliates, or any person acting on their behalf has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of the Issuers, their Affiliates and each person acting on their behalf has complied with the offering restrictions requirements of Regulation S.

(e) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(f) No registration under the Act of the Securities is required for the offer and sale of the Securities to or by the Initial Purchasers in the manner contemplated herein, or in the Disclosure Package or the Final Offering Circular assuming, in each case: (i) that the purchasers who buy the Securities in any resales are either “qualified institutional buyers” (as defined under Rule 144A of the Act), institutional “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D) or non-U.S. persons purchasing in an “offshore transaction” as defined in Regulation S and (ii) the accuracy of and compliance with the Initial Purchasers’ representations, warranties and covenants contained in Section 4 of this Agreement.

(g) None of the Issuers is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Offering Circular will be, an “investment company” under the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Issuers’ securities.

(h) Each Issuer is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(i) None of the Issuers has paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of any Issuer under circumstances that would require the registration of the Securities under the Act (except as contemplated in this Agreement).

(j) None of the Issuers has taken, directly or indirectly, any action designed to cause or result, or has caused or resulted, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

(k) Each Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package or the Final Offering Circular, and each such Issuer is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification, or is subject to no material liability by reason of the failure to be so qualified in any such jurisdiction.

(l) All the outstanding shares of capital stock of each Issuer and each subsidiary of each Issuer that is a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Final Offering Circular, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest, claim, lien or encumbrance (other than permitted liens under the Indenture as described in the Disclosure Package or the Final Offering Circular).

(m) The statements set forth in the Preliminary Offering Circular and the Final Offering Circular under the caption “Description of the Notes,” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Certain U.S. Federal Income Tax Consequences,” insofar as they purport to describe United States federal income tax considerations to holders of the Securities, fairly summarize the matters described therein in all material respects.

(n) This Agreement has been duly authorized, executed and delivered by each Issuer; the Indenture has been duly authorized and, when duly executed and delivered by each Issuer and assuming due authorization, execution and delivery thereof by the Trustee, will be a legal, valid, binding instrument enforceable against each Issuer in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); the Notes have been duly authorized by the Company and, when duly executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and the security provided by the Security Documents (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and the Registration Rights Agreement has been duly authorized by each Issuer and, when duly executed and delivered by each such Issuer, will constitute the legal, valid, binding and enforceable instrument of each such Issuer (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(o) Each of the Guarantees has been duly authorized by the applicable Guarantor and, when executed by the applicable Guarantor and delivered to the Trustee in accordance with the terms of the Indenture, will constitute the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms (subject as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or other laws affecting creditors’ rights generally from time to time in effect and to the general principles of equity).

(p) Each Security Document (i) will conform to the description thereof in the Disclosure Package and (ii) has been duly authorized by each Issuer party thereto and, when duly executed and delivered by each Issuer party thereto and assuming the due authorization, execution and delivery thereof by each other party thereto, will constitute the legal, valid and binding obligation of each Issuer party thereto, enforceable against each such Issuer in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, and will create valid and upon the recordation of the Mortgage and the filing of financing statements with the appropriate governmental authorities (including payment of any appropriate filing or recording fees and any applicable taxes) and taking other actions described in the applicable Security Document, perfected liens in the Collateral subject to no prior liens (other than liens permitted under the Indenture as described in the Disclosure Package or the Final Offering Circular).

(q) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated by this Agreement, the Indenture, the Registration Rights Agreement or the Security Documents, except such as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold and, in the case of the Registration Rights Agreement, such as will be obtained under the Act and the Trust Indenture Act, and, in the case of the Security Documents, the filing of the UCC-1 financing statements and recording of the Mortgage.

(r) None of the execution and delivery by the Issuers of the Indenture, this Agreement, any Security Document or the Registration Rights Agreement, the issuance and sale of the Securities, or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer or any of its subsidiaries pursuant to, (i) the charter or by-laws of such Issuer or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which such Issuer or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Issuer or any of its subsidiaries or any of its or their properties, except where such breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of any Issuer as set forth in clauses (ii) or (iii) above would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”), except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular.

(s) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Disclosure Package or the Final Offering Circular present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Selected Consolidated Financial and Operating Data” in the Preliminary Offering Circular and the Final Offering Circular, the summary financial data set forth under the caption “Summary Historical Consolidated Financial and Other Operating Data” in the Preliminary Offering Circular and the Final Offering Circular, and financial information set forth under the caption “Capitalization” in the Preliminary Offering Circular and the Final Offering Circular, fairly presents, on the basis stated in the Preliminary Offering Circular and the Final Offering Circular, the information included therein.

(t) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Issuers or any of their respective subsidiaries or their property is pending or, to the best knowledge of any Issuer, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Securities, any Security Document or the Registration Rights Agreement, or the consummation of any of the transactions contemplated hereby or thereby or (ii) would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular.

(u) Except as disclosed in the Disclosure Package, the Issuers have good and valid title to all real properties and all other properties and assets owned by them, in each case free from liens, charges, encumbrances and defects other than liens permitted under the Indenture as described in the Disclosure Package or Final Offering Circular; and except as disclosed in the Disclosure Package or the Final Offering Circular, the Issuers hold any real property leased by or subject to easements granted to the Issuers or personal property leased by the Issuers under valid and enforceable leases or easements (as applicable) with no terms or provisions that would materially interfere with the use made or to be made thereof by them. Each of the properties of the Issuers (including, without limitation, Refinery and related property covered by the Mortgage) complies with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations and laws relating to access to such properties), except if and to the extent disclosed in the Disclosure Package or except for such failures to comply that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No Issuer has received from any governmental or regulatory authority any notice of any condemnation of, or zoning change affecting, the properties of any Issuer (including, without limitation, the Refinery and related property subject to the Mortgage) and, to the knowledge of the Issuers, no such condemnation or zoning change is threatened, in each case, which if consummated would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(v) No Issuer is in violation or default of: (i) any provision of its charter or bylaws or other organizational or governing documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to any Issuer of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuers or any of their properties, as applicable, except where such violation or default as set forth in clause (ii) or (iii) would not have a Material Adverse Effect.

(w) Each of the Issuers is, and immediately after the Closing Date will be, Solvent. As used herein, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

(x) BDO USA, LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Disclosure Package or the Final Offering Circular, are independent public accountants with respect to the Company within the meaning of the Act.

(y) The Issuers have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular) and have paid all taxes required to be paid by them and any other taxes, assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular.

(z) Except as set forth or contemplated in the Disclosure Package, since the end of the period covered by the latest audited financial statements included in the Disclosure Package, there has been no material adverse change to the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(aa) No labor problem or dispute with the employees of any of the Issuers exists or, to the knowledge of the Company, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the Issuers’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular.

(bb) The Issuers are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged, and no Issuer has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular.

(cc) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except (i) as described in or contemplated in the Disclosure Package or the Final Offering Circular (exclusive of any amendment or supplement thereto) and (ii) in connection with the Revolving Credit Facility.

(dd) The Issuers possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and no Issuer has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular.

(ee) Each Issuer maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) Each Issuer and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective.

(gg) Each Issuer (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the pollution or protection of the environment, including those relating to hazardous or toxic substances or wastes, pollutants or contaminants, and of human health and safety (to the extent related to exposure to hazardous or toxic substances or wastes, pollutants or contaminants) (“Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses; and (iii) has not received notice of any actual or potential liability under any Environmental Law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package or the Final Offering Circular. Except as set forth in the Disclosure Package or the Final Offering Circular, no Issuer has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except in such cases that would not have a Material Adverse Effect.

(hh) The Issuers have no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Offering Memorandum (exclusive of any amendment or supplement thereto).

(ii) Except in such case as would not have a Material Adverse Effect, (i) the minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) which has been established or maintained by each Issuer and/or one or more of such Issuer’s subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; (ii) each Issuer and each of such Issuer’s subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; (iii) each pension plan and welfare plan established or maintained by the Issuers and/or any of their subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and (iv) no Issuer or any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA.

(jj) The statistical and market-related data included in the Disclosure Package and the Final Offering Circular are based on or derived from sources which the Issuers believe to be reliable and accurate.

(kk) None of the Issuers or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(ll) To the knowledge of the Issuers, the operations of each Issuer and its respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Issuer or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Issuers, threatened.

(mm) No Issuer or, to the knowledge of the Issuers, any director, officer, agent, employee or Affiliate of any Issuer is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Issuers and, to the knowledge of the Issuers, their Affiliates have conducted their businesses in compliance with the FCPA.

(nn) The Company is in compliance with all the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) that are currently in effect and require compliance by the Company on or before the Execution Time.

(oo) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp) All of the Company’s subsidiaries (as defined herein) are listed on Schedule II hereto and each such subsidiary will be a Guarantor unless indicated otherwise on such schedule.

(qq) Any certificate signed by any officer of any Issuer and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by each such Issuer, as to matters covered thereby, to the Initial Purchasers.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuers agree to sell to the Initial Purchasers, and the Initial Purchasers agree to purchase from the Issuers, at a purchase price of 94.468% of the principal amount thereof, plus accrued interest from March 8, 2011 to the Closing Date, the entire principal amount of Securities set forth opposite the names of the several Initial Purchasers in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on March 8, 2011 or at such time on such later date not more than three Business Days after the foregoing date as Credit Suisse shall designate, which date and time may be postponed by agreement between Credit Suisse and the Company (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the account of Credit Suisse against payment by the Initial Purchasers of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless Credit Suisse shall otherwise instruct.

4. Offering by Initial Purchasers.

(a) The Initial Purchasers acknowledge that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

(b) Each Initial Purchaser represents and warrants to and agrees with the Issuers that:

i.	it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (A) as part of their distribution at any time or (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date of the offering, except to those it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Act) or in accordance with Rule 903 of Regulation S;

ii.	neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States;

iii.	in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A;

iv.	neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities;

v.	it is an “accredited investor” (as defined in Rule 501(a) of Regulation D);

vi.	it has not entered and will not enter into any contractual arrangement with any distributor (within the meaning of Regulation S) with respect to the distribution of the Securities, except for any such arrangements with the other Initial Purchasers or with its Affiliates or with Affiliates of the other Initial Purchasers or with the prior written consent of the Company;

vii.	it and any distributor (within the meaning of Regulation S) has complied and will comply with the offering restrictions requirement of Regulation S;

viii.	at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(b)(i)(A) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

(A)	“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.”;

(B)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom;

(C)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Securities, in circumstances in which section 21(1) of the FSMA does not apply to the Company; and in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), it has not made and will not make an offer to the public of any Securities which are the subject of the offering contemplated by this Agreement in that Relevant Member State, except that it may make an offer to the public in that Relevant Member State of any Securities at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(1)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(2)	to any legal entity which has two or more of (i) an average of at least 250 employees during the last financial year, (ii) a total balance sheet of more than €43,000,000 and (iii) an annual turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(3)	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior written consent of Credit Suisse for any such offer; or

(4)	in any other circumstances falling within Article 3(2) of the Prospectus Directive;

provided that no such offer of Securities shall result in a requirement for the publication by the Company or the Initial Purchasers of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase any Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

5. Agreements. The Issuers, jointly and severally, agree with the Initial Purchasers that:

(a) The Issuers will furnish to Credit Suisse and to counsel for the Initial Purchasers (and, upon request, to each of the other Initial Purchasers), without charge, during the period referred to in paragraph (iii) below, as many copies of the materials contained in the Disclosure Package and the Final Offering Circular and any amendments and supplements thereto as they may reasonably request.

(b) The Company has prepared a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, attached as Schedule III hereto. The Issuers will not amend or supplement the Disclosure Package or the Final Offering Circular, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of Credit Suisse; provided, however, that, prior to the completion of the distribution of the Securities by the Initial Purchasers (as determined by Credit Suisse), the Company will not file any document under the Exchange Act that is incorporated by reference in the Disclosure Package or the Final Offering Circular unless, prior to such proposed filing, the Company has furnished Credit Suisse (and, upon request, to each of the other Initial Purchasers) with a copy of such document for its review and Credit Suisse has not reasonably objected to the filing of such document. The Company will promptly advise Credit Suisse when any document filed under the Exchange Act that is incorporated by reference in the Disclosure Package or the Final Offering Circular shall have been filed with the Commission.

(c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by Credit Suisse), any event occurs as a result of which the Disclosure Package or the Final Offering Circular, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Disclosure Package or the Final Offering Circular to comply with applicable law, the Issuers will (x) if such time is prior to the date that is nine months from the date of the Final Offering Circular, at the Issuers’ expense and (y) if otherwise, at the Initial Purchasers’ expense, promptly (i) notify Credit Suisse of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Disclosure Package or the Final Offering Circular to Credit Suisse and counsel for the Initial Purchasers (and, upon request, to each of the other Initial Purchasers) without charge in such quantities as they may reasonably request.

(d) Without the prior written consent of Credit Suisse, neither the Company nor any of its Affiliates has given and neither will give to any prospective purchaser of the Securities any written information concerning the offering of the Securities other than materials contained in the Disclosure Package, the Final Offering Circular or any other offering materials prepared by or with the prior written consent of Credit Suisse.

(e) The Issuers will arrange, upon the request of Credit Suisse, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as Credit Suisse may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall any Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Issuers will promptly advise Credit Suisse of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(f) During the period of one year after the Closing Date, the Issuers will not, and will not permit any of their Affiliates to, resell any Securities that constitute “restricted securities” under Rule 144 that have been acquired by any of them, provided however that the foregoing shall not apply to any sale to the extent (i) the Securities sold are in certificated form, (ii) the purchaser agrees in writing to comply with the provisions of this Section 5(f) and (iii) the Securities sold contain a legend that sets forth the provisions of this Section 5(f).

(g) None of the Issuers, their Affiliates, or any person acting on any of their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(h) None of the Issuers, their Affiliates, or any person acting on any of their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation

D) in connection with any offer or sale of the Securities in the United States and none of the Issuers, their Affiliates, or any person acting on any of their behalf will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S.

(i) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Issuers will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(j) The Issuers will cooperate with Credit Suisse and use their best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(k) Each of the Securities will bear, to the extent applicable, the legend contained in “Transfer Restrictions” in the Preliminary Offering Circular and the Final Offering Circular for the time period and upon the other terms stated therein.

(l) Any Securities issued to an affiliate of the Company will be in certificated form and shall bear a legend that sets forth the provisions of Section 5(f).

(m) No Issuer will take, directly or indirectly, any action designed to result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of any Issuer to facilitate the sale or resale of the Securities.

(n) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Registration Rights Agreement, the issuance of the Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the Preliminary Offering Circular and the Final Offering Circular and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the materials contained in the Disclosure Package and the Final Offering Circular, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities; (v) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (vi) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(e) (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Issuers’ accountants and the fees and expenses of counsel (including local and special counsel) for the Issuers; (x) any mortgage recording or similar taxes and all costs relating to the creation and perfection of liens on the Collateral and any intercreditor arrangements in respect thereof (but excluding the fees and expenses of Davis Polk & Wardwell LLP) and all other costs related to the title insurance and other deliverables in respect of the Mortgages; and (xi) all other costs and expenses incident to the performance by the Issuers of their obligations hereunder. It is understood, however, that the Initial Purchasers will pay all of their own costs and expenses, including the fees of their counsel (except as set forth in the preceding sentence), transfer taxes, fees and commissions on resale of any of the securities by them, and any advertising expenses connected with any offers it may make.

(o) The Company will, for a period of twelve months following the Execution Time, furnish to the Initial Purchasers (i) all reports or other communications (financial or other) generally made available to stockholders, and deliver such reports and communications to the Initial Purchasers as soon as they are available, unless such documents are furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and generally made available to the public and (ii) such additional information concerning the business and financial condition of the Company as Initial Purchasers may from time to time reasonably request (such statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to stockholders).

(p) Each Issuer will comply with all applicable securities and other laws, rules and regulations, including, without limitation, and to the extent applicable, the Sarbanes-Oxley Act, and use its best efforts to cause each of their directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties of the Issuers contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Issuers made in any certificates pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions:

(a) The Initial Purchasers shall have received from Cahill Gordon & Reindel LLP, counsel for the Company, an opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Annex A-1 attached hereto, and disclosure letter, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Annex A-2 attached hereto.

(b) The Initial Purchasers shall have received from John R. Wagner, General Counsel for the Issuers, the opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Annex B attached hereto.

(c) The Initial Purchasers shall have received from Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Disclosure Package, the Final Offering Circular (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchasers may reasonably require, and each of the Issuers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d) The Initial Purchasers shall have received (whether on the Closing Date or such later date or time as contemplated by the Disclosure Package and the Indenture) an opinion from Pietragallo, Bosick & Gordon LLP, counsel for the Issuers in the Commonwealth of Pennsylvania dated the Closing Date (or such later date or time as contemplated by the Disclosure Package and the Indenture), in form and substance reasonably satisfactory to the Initial Purchasers, subject to customary assumptions and qualifications.

(e) The Initial Purchasers shall have received (whether on the Closing Date or such later date or time as contemplated by the Disclosure Package and the Indenture) fully executed original copies, or arrangements satisfactory to the Collateral Agent shall have been made for the delivery, of each Security Document and such evidence as the Initial Purchasers may reasonably require of the effectiveness of the security interest contemplated thereby and the perfection of the security interest created thereby (including, without limitation, the filing of UCC-1s and the recordation of the Mortgage or arrangements satisfactory to the Collateral Agent for such perfection), provided the Mortgage of the Refinery shall have been executed and delivered to the Collateral Agent on or prior to the Closing Date.

(f) The Initial Purchasers shall have received, by the Closing Date, fully executed copies of Amendment No. 10 to the Revolving Credit Facility, reasonably satisfactory to Initial Purchasers counsel, which amendment shall permit the issuance of the Securities as contemplated in the Disclosure Package and Indenture.

(g) The Initial Purchasers shall have received, by the Closing Date, fully executed copies of a supplemental indenture to the indenture between the Company, the Guarantors and the Trustee dated August 6, 2004, which supplemental indenture shall permit issuance of the Securities as contemplated in the Disclosure Package and Indenture.

(h) The Collateral Agent shall have received a fully executed original copy of the Intercreditor Agreement (as described in Schedule IV hereto), in form and substance reasonably satisfactory to the Initial Purchasers.

(i) The Collateral Agent shall have received, or arrangements satisfactory to the Collateral Agent shall have been made for the delivery of, fully executed original copies of releases of any existing security agreements and mortgages or deeds of trust with respect to the Collateral securing any obligations of the Issuers or any of their respective subsidiaries, in each case in form and substance reasonably satisfactory to the Initial Purchasers and, in the case of existing mortgages or deeds of trust, the title company issuing the policies described below.

(j) The Collateral Agent shall have received (whether on the Closing Date or such later date or time as contemplated by the Disclosure Package and the Indenture), or arrangements satisfactory to the Collateral Agent shall have been made for the delivery of, with respect to the Mortgage: (i) an ALTA extended coverage lender’s policy of title insurance in an amount equal to $50 million, insuring the Mortgage of such property as a valid, enforceable lien on the applicable Issuer’s interest in such property as defined in and subject to such Mortgage, subject only to Permitted Liens (as defined in the Indenture), (ii) for the policy referred to in clause (i), legible copies of all documents affecting title, which shall show all recording information, (iii) any existing surveys with respect to such property, and (iv) evidence of all insurance required to be maintained pursuant to the terms and provisions of the Indenture together with any required endorsements. Attached to each such title insurance policy shall be any and all endorsements that are standard in the Commonwealth of Pennsylvania and reasonably required by the Initial Purchasers. Notwithstanding the foregoing with respect to such endorsements, it is understood that the policy shall include only those endorsements that the Company is able to obtain at commercially reasonable rates. It being further understood that a zoning report issued by the Planning and Zoning Resource Corporation may be delivered in lieu of a zoning endorsement and in no event shall any Issuer be required to provide a creditor’s rights endorsement.

(k) The Company shall have furnished to the Initial Purchasers a certificate of the Company, signed by (x) the Chairman of the Board or the President and (y) the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package and the Final Offering Circular, any amendments or supplements thereto, and this Agreement and that:

i.

the representations and warranties of each Issuer in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and each Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

ii.	since the date of the latest audited financial statements included or incorporated by reference in the Disclosure Package and the Final Offering Circular (exclusive of any amendment or supplement thereto), there has been no material adverse change to the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Offering Circular.

(l) At the Execution Time and at the Closing Date, the Issuers shall have requested and caused BDO USA, LLP to furnish to the Initial Purchasers, a “comfort” letter, dated as of the Execution Time and a bring-down “comfort letter”, dated as of the Closing Date, in form and substance satisfactory to the Initial Purchasers, confirming that they are independent accountants within the meaning of the Exchange Act and within the meaning of the rules of the Public Company Accounting Oversight Board and confirming certain matters with respect to the audited and unaudited financial statements and other financial and accounting information contained in the Disclosure Package and the Final Offering Circular, including any amendment or supplement thereto at the date of the applicable letter.

(m) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Disclosure Package and the Final Offering Circular, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 6; or (ii) any change, or any development involving a prospective change in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Offering Circular, without any amendment, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Initial Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Disclosure Package and the Final Offering Circular.

(n) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s securities by any “nationally recognized statistical rating organization” (as such term is used in Rule 436 under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(o) Prior to the Closing Date, the Company shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

(p) If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Initial Purchasers. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

(q) The documents required to be delivered by this Section 6 will be delivered at the office of Davis Polk & Wardwell LLP, counsel for the Initial Purchasers, at 450 Lexington Avenue, New York, New York 10017, on the Closing Date.

7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Issuers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Initial Purchaser, the Issuers will reimburse the Initial Purchasers on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution.

(a) The Issuers, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Circular, Disclosure Package, the Final Offering Circular, any Issuer Written Information or any other written information used by or on behalf of the Issuers in connection with the offer or sale of the Securities, or in any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Offering Circular, the Disclosure Package, the Final Offering Circular, any Issuer Written Information or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of the Initial Purchasers specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless each Issuer, each of their directors, each of their officers, and each person who controls such Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from such Issuer to each Initial Purchaser, but only with reference to written information relating to the Initial Purchasers furnished to such Issuer by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Circular, the Disclosure Package, any Issuer Written Information or the Final Offering Circular or in any amendment or supplement thereto. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have. Each Issuer acknowledges that the statements regarding market-making activities in the seventh paragraph and the eighth and ninth paragraphs under the heading “Plan of Distribution” in the Preliminary Offering Circular and the Final Offering Circular constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Offering Circular, the Disclosure Package, Issuer Written Information or the Final Offering Circular in any amendment or supplement thereto.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize in writing the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, the indemnifying party shall not be liable for the fees and expenses of more than one such separate counsel (together with local counsel) in connection with any action or related proceeding in the same jurisdiction. An indemnifying party will not, without the prior written consent of the indemnified parties, which consent shall not be unreasonably withheld, delayed or conditioned, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Issuers and each Initial Purchaser severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Issuers and any Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Issuers and each Initial Purchaser severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Issuers on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Issuers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Issuers on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of any Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls an Issuer within the meaning of either the Act or the Exchange Act and each officer and director of an Issuer shall have the same rights to contribution as such Issuer, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default of Initial Purchasers. If any Initial Purchaser or Initial Purchasers default in their obligations to purchase the Notes hereunder and the aggregate principal amount of the Notes that such defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, Credit Suisse may make arrangements satisfactory to the Company for the purchase of such Notes by other persons, including any of the Initial Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Initial Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes that such defaulting Initial Purchasers agreed but failed to purchase. If any Initial Purchaser or Initial Purchasers so default and the aggregate principal amount of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Notes and arrangements satisfactory to Credit Suisse and the Company for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Initial Purchaser or the Company, except as provided in Section 11. As used in this Agreement, the term “Initial Purchaser” includes any person substituted for an Initial Purchaser under this Section 9. Nothing herein will relieve a defaulting Initial Purchaser from liability for its default.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchasers, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such exchange or the Nasdaq National Market; (ii) trading of any securities of the Company shall have been suspended on any exchange or over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Initial Purchasers, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Preliminary Offering Circular and the Final Offering Circular.

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Issuers or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Issuers or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchasers, will be mailed, delivered or sent by facsimile transmission to c/o Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3629, Attention: LCD-IBD; or, if sent to the Issuers, will be mailed, delivered or facsimile transmission to (814) 723-4371 and confirmed to it at 15 Bradley Street, Warren, Pennsylvania 16365, attention of the Legal Department; provided, however, that any notice to an Initial Purchaser pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Initial Purchaser.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof and their respective successors, and, except as expressly set forth in Section 5(i) hereof, no other person will have any right or obligation hereunder.

14. Representation of Initial Purchasers. You will act for the several Initial Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Initial Purchasers.

15. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Issuers and the Initial Purchasers, with respect to the subject matter hereof.

16. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

17. No Fiduciary Duty. Each Issuer hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuers, on the one hand, and the Initial Purchasers and any Affiliate through which it may be acting, on the other, (b) each Initial Purchaser is acting as principal and not as an agent or fiduciary of the Issuers and (c) the Issuers’ engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each Issuer agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any Initial Purchaser has advised or is currently advising the Issuers on related or other matters). Each Issuer agrees that it will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to such Issuer, in connection with such transaction or the process leading thereto.

18. Waiver of Tax Confidentiality. Notwithstanding anything herein to the contrary, purchasers of the Securities (and each employee, representative or other agent of a purchaser) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Securities relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Each such counterpart may be delivered by facsimile transmission, which such transmission being deemed valid and original.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall mean (i) all owned real property, fixtures and equipment comprising the Refinery, including all buildings, terminals, storage tanks, refining and other facilities, pipelines, pipeline rights, loading racks, rail spurs and loading facilities now owned or hereafter acquired by the issuer which are now or hereafter affixed to or situated on the Refinery Property and used in the operation or necessary to operate the Refinery; (ii) the capital stock of Kiantone Pipeline Corporation; and (iii) all supporting obligations and books and records and proceeds relating to any of the foregoing; provided that the Collateral will not include any other assets or property, including, without limitation, the Excluded Assets (as defined in the Indenture).

“Collateral Agent” shall mean The Bank of New York Trust Company, N.A., as Collateral Agent under the Indenture, the Security Agreement (as described in Schedule IV hereto) and the Mortgage (as described in Schedule IV hereto).

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Preliminary Offering Circular, as amended or supplemented at the Execution Time and (ii) the final term sheet prepared pursuant to Section 5(b) hereto and attached as Schedule III hereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Issuer Written Information” shall mean any writings in addition to the Preliminary Offering Circular that the parties expressly agree in writing to treat as part of the Disclosure Package. Issuer Written Information includes, but is not limited to, the electronic Bloomberg roadshow slides and the accompanying audio recording.

“Refinery” means the Company-owned refinery located on a 92-acre site in Warren, Pennsylvania.

“Refinery Property” means certain areas of land covered by the Mortgage.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Regulation S-X” shall mean Regulation S-X under the Act.

“Revolving Credit Facility” shall mean one or more credit facilities with banks or institutional lenders providing for revolving credit, term loans or letters of credit including without limitation, that certain Amended and Restated Credit Agreement, dated as of July 12, 2002, as amended by that Amendment No. 1 to Credit Agreement, dated as of November 27, 2002, as amended by that Limited Waiver and Amendment No. 2, dated as of February 19, 2003, as amended by that Limited Waiver and Amendment No. 3, dated as of March 24, 2003, as amended by that Amendment No. 4 to Credit Agreement, dated as of January 27, 2004, as amended by that Amendment No. 5 to Credit Agreement, dated as of August 6, 2004, as amended by that Amendment No. 6 to Credit Agreement, dated as of April 19, 2005, as amended by that Amendment No. 7 to Credit Agreement, dated as of November 27, 2006, as amended by that Amendment No. 8 to Credit Agreement, dated as of November 21, 2008, as amended by Amendment No. 9 to Credit Agreement, dated as of January 14, 2011 and as amended by Amendment No. 10 to Credit Agreement dated as of February 3, 2011, among the Company, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, Country Fair, Inc., Kwik-Fill Corporation and the Banks party thereto and PNC Bank, National Association, as Agent.

“subsidiaries” shall mean those subsidiaries of the Company listed on Schedule II hereto.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the Initial Purchasers.

[–Signature pages to follow–]

Very truly yours,

UNITED REFINING COMPANY

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chief Executive Officer

COUNTRY FAIR, INC

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President Finance

By:	/s/ John R. Wagner
Name:	John R. Wagner
Title:	Secretary

KIANTONE PIPELINE CORPORATION

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chief Executive Officer

KIANTONE PIPELINE COMPANY

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

UNITED JET CENTER, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

UNITED REFINING COMPANY OF PENNSYLVANIA

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	Chief Executive Officer

KWIK-FILL CORPORATION

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

INDEPENDENT GASOLINE AND OIL COMPANY OF ROCHESTER, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

BELL OIL CORP.

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President Finance

By:	/s/ John R. Wagner
Name:	John R. Wagner
Title:	Secretary

P P C, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

SUPER TEST PETROLEUM, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

KWIK-FIL, INC.

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

VULCAN ASPHALT REFINING CORPORATION

By:	/s/ John A. Catsimatidis
Name:	John A. Catsimatidis
Title:	President

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ David S. Alterman
Name:	David S. Alterman
Title:	Managing Director

Acting on behalf of itself and as Representative of the several Initial Purchasers